                   STATE BOND
                   Common Stock Fund





                                  State Bond
                                 Common Stock
                                     Fund



[LOGO]






                                 Annual Report


                               December 31, 1995

                         STATE BOND COMMON STOCK FUND
JANUARY 12, 1996


TO THE SHAREHOLDERS:

The State Bond Common Stock Fund (the "Fund") had total net assets at December 31, 1995 of $63.8 million. Investment decisions during the year to sell selected securities from the Fund's portfolio resulted in net realized gains for the Fund. Continuing the Fund's long-standing investment record, a long-term capital gain distribution totaling 32 cents per share was declared and paid on December 29, 1995, along with a 4 cents per share dividend from net investment income. This brought total dividends paid from net investment income for the year to 8 cents per share.

The net asset value per share closed the year at $9.45 compared to $7.69 on December 31, 1994. On a total return basis, which includes the reinvestment of dividends and capital gains, the Fund for the year produced a 28.14% increase in value.

The Fund has equity investments in 64 companies representing 19 different industries. The emphasis of these equity investments is in electronic equipment, financial services, and household product industries. The Fund's five largest equity holdings are American International Group, Inc., General Electric Company, Procter & Gamble Company, Medtronic, Inc., and the Gillette Company. Of the total investment securities, equities represent 91.2% with the remaining invested in commercial paper.

Economic conditions of moderate growth and inflation, low unemployment, declining interest rates, and very strong corporate earnings produced an excellent year for the equity markets. We now are faced with the challenge of a new year. Given current economic levels, increased equity valuations, and expected moderating corporate profits, a greater emphasis will be placed on stock selection. Ultimately the impasse that exists in Washington on the budget deficit plan will be resolved. This could allow the Federal Reserve to continue its moderating policy on interest rates. Lower rates and a further potential stimulus from a capital gains tax cut should be beneficial to stock prices. While stock markets do not grow indefinitely, and a correction could come at any time, stock prices in 1996 appear to have the potential for higher levels.

We appreciate your investment in the Fund and look forward to continuing to help you meet your investment goals. Should you desire additional information, we would welcome your inquiries.

Sincerely,

/s/ Keith O. Martens

Keith O. Martens
Vice President

                               INVESTMENT RECORD

The chart below illustrates the annual changes in the value of an assumed investment of $10,000 for the period from May 22, 1962 (inception date), to December 31, 1995. This period was one of fluctuating common stock prices. The results shown should not be considered as a representation of the distributions from net investment income or net realized gain which may be realized from an investment made in the Fund today.



                             [GRAPH APPEARS HERE]


                All Dividends &      Distributions from        Value of
     Date       Distributions        Net Realized Gain      Original Shares
     ----       ---------------      ------------------     ---------------
    5/22/62       $ 9,523.81             $ 9,523.81           $ 9,523.81
   12/31/62        10,866.67              10,819.05            10,819.05
   12/31/63        13,152.61              12,935.94            12,742.86
   12/31/64        15,441.41              15,027.71            14,514.29
   12/31/65        18,637.87              17,949.00            16,800.00
   12/31/66        18,409.74              17,527.66            15,847.62
   12/31/67        24,533.18              23,136.01            20,190.48
   12/31/68        28,923.25              27,050.55            21,523.81
   12/31/69        26,943.11              24,858.32            19,200.00
   12/31/70        25,719.03              23,181.37            17,904.76
   12/31/71        30,859.22              27,423.07            21,180.95
   12/31/72        34,781.93              30,674.76            22,895.24
   12/31/73        27,528.31              23,326.92            16,914.29
   12/31/74        18,753.89              15,983.26            11,276.19
   12/31/75        25,087.16              20,951.03            14,780.95
   12/31/76        30,598.02              25,108.84            17,714.29
   12/31/77        27,104.35              21,707.00            15,314.29
   12/31/78        29,815.46              23,110.93            16,304.76
   12/31/79        35,294.97              26,674.77            18,819.05
   12/31/80        45,388.45              33,370.46            23,542.86
   12/31/81        42,414.96              29,939.74            20,685.72
   12/31/82        50,446.94              34,289.75            21,638.10
   12/31/83        53,962.94              35,782.14            22,171.43
   12/31/84        50,749.01              32,978.19            19,390.48
   12/31/85        65,334.86              41,669.16            24,000.00
   12/31/86        74,443.51              46,816.84            24,190.48
   12/31/87        79,028.14              48,863.69            23,276.19
   12/31/88        86,822.51              52,706.52            23,733.33
   12/31/89       123,674.40              73,672.93            30,857.14
   12/31/90       124,816.82              72,944.62            27,961.91
   12/31/91       166,569.01              96,010.03            35,161.91
   12/31/92       167,792.73              95,652.77            33,180.95
   12/31/93       170,866.80              96,354.86            30,133.33
   12/31/94       178,236.74              99,435.50            29,295.24
   12/31/95       228,396.00             126,372.00            36,000.00

-Total value assuming reinvestment of all dividends and distributions--$228,396

-Total value assuming reinvestment of distributions from net realized gain--
 $126,372 (an additional $22,214 received in cash dividends)

-Value of original shares--$36,000


The chart above and the table on the following page assume the applicability of the current maximum sales charge of 4.75% throughout the life of the Fund, although the maximum sales charge was higher prior to March 1, 1990. Future performance of the Fund will be affected by the establishment of a Rule 12b-1 plan, effective May 1, 1990, under which Fund assets may be used to pay distribution costs. Initial net asset value is the amount received by the Fund after deducting from the cost of investment the 4.75% sales charge described in the prospectus. There is no sales charge on distributions taken in shares. No adjustment has been made for any income taxes payable by shareholders on distributions received in shares.


THE AVERAGE ANNUAL TOTAL RETURN FOR THE ONE, FIVE, AND TEN YEAR PERIODS ENDED DECEMBER 31, 1995, WAS 22.11%, 11.74%, AND 12.79%, RESPECTIVELY. The performance data quoted represents only past performances which is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                                     RESULTS ASSUMING REINVESTMENT
                                                                          OF NET REALIZED GAIN
                                     PER SHARE DATA*                      DISTRIBUTIONS ONLY**
                      ----------------------------------------       -----------------------------
   YEAR                NET        NET REALIZED
   ENDED              ASSET           GAIN            DIVIDEND       NET REALIZED          CASH
DECEMBER 31           VALUE       DISTRIBUTION         INCOME           GAIN***          DIVIDENDS
--------------------------------------------------------------       -----------------------------
1962                 $2.84           $   -             $.013          $        -        $    47.62
1963                  3.35            .050              .040              190.48            152.38
1964                  3.81            .075              .040              290.04            154.69
1965                  4.41            .140              .045              552.20            177.49
1966                  4.16            .150              .050              610.51            203.50
1967                  5.30            .190              .050              800.54            210.67
1968                  5.65            .569              .050            2,483.85            218.27
1969                  5.04            .150              .070              718.16            335.14
1970                  4.70               -              .100                   -            493.22
1971                  5.56               -              .075                   -            369.92
1972                  6.01            .195              .045              961.78            229.68
1973                  4.44            .306              .055            1,561.81            296.98
1974                  2.96               -              .070                   -            377.98
1975                  3.88               -              .080                   -            431.98
1976                  4.65               -              .080                   -            431.98
1977                  4.02               -              .100                   -            539.97
1978                  4.28               -              .140                   -            755.97
1979                  4.94               -              .120                   -            647.97
1980                  6.18               -              .160                   -            863.97
1981                  5.43            .125              .230              674.97          1,268.17
1982                  5.68            .445              .190            2,453.63          1,147.01
1983                  5.82            .105              .150              633.88            922.22
1984                  5.09            .296              .100            1,819.85            647.90
1985                  6.30            .107              .110              693.25            727.56
1986                  6.35            .707              .100            4,789.83            683.88
1987                  6.11            .510              .122            3,760.09            899.48
1988                  6.23            .355              .118            2,877.37            955.48
1989                  8.10            .597              .155            5,050.69          1,311.32
1990                  7.34            .679              .157            6,175.79          1,427.98
1991                  9.23            .416              .123            4,134.19          1,222.37
1992                  8.71            .489              .097            5,086.56          1,008.99
1993                  7.91            .868              .093            9,535.63          1,021.32
1994                  7.69            .474              .085            5,771.40          1,035.76
1995                  9.45            .323              .077            4,179.14            995.65
                                                                      ----------------------------
                                                                      $65,805.64        $22,214.47
                                                                      ============================

*   Per share amounts reflect a 2 for 1 stock split on March 11, 1966.
**  Based upon an investment of $10,000 on May 22, 1962 (inception date).
*** This amount represents each years net realized gain distribution assuming all previous capital gain distributions were reinvested.

If all dividends and distributions had been taken in cash, the value of the account on December 31, 1995, would have been $36,000. A total of $12,532 in net investment income and $31,699 in net realized gains would have been paid to the shareholders.

                         State Bond Common Stock Fund

                            Schedule of Investments

                               December 31, 1995


                                                      NUMBER OF
                                                       SHARES         VALUE
                                                      ---------    -----------
COMMON STOCKS (91.2%)

CHEMICALS AND ALLIED PRODUCTS (3.3%)
  International Flavors and Fragrances, Inc.            21,000     $ 1,008,000
  Morton International, Inc.                            30,000       1,076,250
                                                                   -----------
                                                                     2,084,250

COMMUNICATIONS (5.4%)
  Lin Television Corporation (a)                         7,000         210,000
  MCI Communications Corporation                        40,000       1,047,500
  Nextel Communications, Inc. (a)                       20,000         296,250
  Sprint Corporation                                    20,550         819,431
  Telefonos de Mexico, S.A.                             10,000         318,750
  Telephone & Data Systems, Inc.                        10,000         395,000
  Vodafone Group                                        10,000         352,500
                                                                   -----------
                                                                     3,439,431

CONSUMER PRODUCTS (4.0%)
  American Greetings Corporation                        20,000         553,750
  Anheuser-Busch Companies, Inc.                        30,000       2,006,250
                                                                   -----------
                                                                     2,560,000

DEPOSITORY INSTITUTIONS (2.0%)
  Mellon Bank Corporation                               15,000         806,250
  Signet Bank Corporation                               20,000         475,000
                                                                   -----------
                                                                     1,281,250
DRUGS AND PHARMACEUTICALS (3.7%)
  Bristol-Meyers Squibb Company                         15,000       1,288,125
  Schering-Plough Corporation                           20,000       1,095,000
                                                                   -----------
                                                                     2,383,125

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (11.3%)
  Arrow Electronics, Inc. (a)                           10,000         431,250
  Cisco Systems, Inc. (a)                               10,000         746,875
  DSC Communications Corporation (a)                    20,000         740,000
  General Electric Company                              40,000       2,880,000
  General Instrument Corporation (a)                    20,000         467,500


                                                      NUMBER OF
                                                       SHARES         VALUE
                                                      ---------    -----------
COMMON STOCKS (CONTINUED)

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (11.3%)
  (CONTINUED)
  Hewlett-Packard Company                                6,000         502,500
  Motorola, Inc.                                        20,000       1,140,000
  Newbridge Networks Corporation (a)                     8,000         331,000
                                                                   -----------
                                                                     7,239,125

ENERGY (6.0%)
  Burlington Resources, Inc.                            15,000         588,750
  El Paso Natural Gas Company                           25,000         709,375
  Phillips Petroleum Company                            25,000         853,125
  Royal Dutch Petroleum Company                         12,000       1,693,500
                                                                   -----------
                                                                     3,844,750

FINANCIAL SERVICES (10.2%)
  Capital One Financial                                 20,000         477,500
  Federal National Mortgage Association                 15,000       1,861,875
  Green Tree Financial Corporation                      60,000       1,582,500
  MGIC Investment Corporation                           20,000       1,085,000
  Reuters Holding PLC                                   10,000         553,125
  The Travelers Group, Inc.                             15,000         943,125
                                                                   -----------
                                                                     6,503,125

FOOD AND KINDRED PRODUCTS (6.2%)
  Archer-Daniels-Midland Company                        26,045         468,810
  CPC International                                     20,000       1,372,500
  ConAgra, Inc.                                         12,000         495,000
  Sara Lee Corporation                                  50,000       1,593,750
                                                                   -----------
                                                                     3,930,060

HOTELS (1.2%)
  Marriott International, Inc.                          20,000         765,000

HOUSEHOLD PRODUCTS (8.7%)
  The Gillette Company                                  40,000       2,085,000
  Procter & Gamble Company                              30,000       2,490,000
  Rubbermaid, Inc.                                      40,000       1,020,000
                                                                   -----------
                                                                     5,595,000

                         State Bond Common Stock Fund


                                                      NUMBER OF
                                                       SHARES         VALUE
                                                      ---------    -----------

COMMON STOCKS (CONTINUED)

INSURANCE CARRIERS (6.5%)
  American International Group, Inc.                    33,750     $ 3,121,875
  MBIA Inc.                                              8,000         600,000
  Providian Corporation                                 10,000         407,500
                                                                   -----------
                                                                     4,129,375
LEISURE TIME (4.2%)
  Carnival Corporation                                  10,000         243,750
  Tele Communications Inc.                              15,000         299,063
  Time Warner, Inc.                                     25,000         946,875
  Walt Disney Company                                   20,000       1,180,000
                                                                   -----------
                                                                     2,669,688

MEDICAL PRODUCTS (5.4%)
  Abbott Laboratories                                   30,000       1,252,500
  Medtronic, Inc.                                       40,000       2,235,000
                                                                   -----------
                                                                     3,487,500
MISCELLANEOUS RETAIL (2.7%)
  Dayton Hudson Corporation                             11,000         825,000
  Fingerhut Companies, Inc.                             20,000         277,500
  Home Depot, Inc.                                      10,000         478,766
  Wal-Mart Stores, Inc.                                  8,000         179,000
                                                                   -----------
                                                                     1,760,266

OFFICE EQUIPMENT AND TECHNOLOGY (4.3%)
  Autodesk, Inc.                                         8,000         274,000
  EMC Corporation (a)                                   10,000         153,750
  Microsoft Corporation (a)                             12,000       1,053,750
  Oracle Systems Corporation (a)                        30,000       1,271,250
                                                                   -----------
                                                                     2,752,750

PRINTING AND PUBLISHING (0.5%)
  Tribune Company                                        5,000         305,625



                                                      NUMBER OF
                                                      SHARES OR
                                                      PRINCIPAL
                                                        AMOUNT        VALUE
                                                      ---------    -----------
COMMON STOCKS (CONTINUED)

SERVICES (5.0%)
  CUC International Inc. (a)                            15,000     $   511,875
  Columbia HCA Healthcare Corporation                   15,000         761,250
  First Data Corporation                                15,000       1,003,125
  WMX Technologies Inc.                                 30,000         896,250
                                                                   -----------
                                                                     3,172,500

TRANSPORTATION (0.6%)
  Goodyear Tire & Rubber Company                         8,000         363,000
                                                                   -----------

TOTAL COMMON STOCK
  (Cost $26,844,522)                                                58,265,820


SHORT-TERM SECURITIES (8.8%)
  American Express Credit Corporation, 5.60% due
    01/03/96                                        $1,725,000       1,724,464
  Ford Motor Credit Company, 5.92% due 01/05/96      1,500,000       1,499,013
  Sears Roebuck Acceptance Corporation, 5.65% due
    01/09/96                                         2,400,000       2,396,986
                                                                   -----------

TOTAL SHORT-TERM SECURITIES
  (Cost $5,620,463)                                                  5,620,463
                                                                   -----------

TOTAL INVESTMENTS (100.0%)
  (Cost $32,464,985)(b)                                            $63,886,283
                                                                   ===========

(a) Non-income producing.
(b) Also represents cost for federal income tax purposes.

See accompanying notes.

                          State Bond Common Stock Fund

                      Statement of Assets and Liabilities

                               December 31, 1995

ASSETS
Investment in securities, at value (cost $32,464,985)
 (Note 1)-See accompanying schedule                      $63,886,283
Dividends receivable                                          75,031
                                                         -----------
TOTAL ASSETS                                              63,961,314

LIABILITIES
Cash overdraft                                                56,229
Payable to affiliates                                         58,338
Other payables and accrued expenses                            5,457
                                                         -----------
TOTAL LIABILITIES                                            120,024
                                                         -----------

NET ASSETS                                               $63,841,290
                                                         ===========

Net Assets consist of:
   Paid-in capital                                       $32,415,157
   Undistributed net investment income                         4,835
   Net unrealized appreciation on investment securities   31,421,298
                                                         -----------

NET ASSETS, for 6,756,913 shares outstanding             $63,841,290
                                                         ===========

NET ASSET VALUE and redemption price per share           $      9.45
                                                         ===========
Maximum offering per share (includes maximum sales
  charge of 4.75%--reduced on purchases of $50,000
  or more)                                               $      9.92
                                                         ===========

See accompanying notes.

                         State Bond Common Stock Fund

                            Statement of Operations

                         Year Ended December 31, 1995

INVESTMENT INCOME
  Dividends                                              $   897,942
  Interest                                                   311,032
                                                         -----------
    Total investment income                                1,208,974

EXPENSES (Note 2)
  Investment advisory and management fees                    384,661
  Rule 12b-1 plan fees                                       146,996
  Transfer agent fees                                         76,928
  Shareholders' reports                                       10,389
  Professional fees                                           26,607
  Custodian fees                                              17,842
  Other expenses                                              33,162
                                                         -----------
    Total expenses                                           696,585
                                                         -----------
Net investment income                                        512,389

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1)
  Net realized gain on investments                         2,106,098
  Change in unrealized appreciation on investment
    securities                                            11,820,148
                                                         -----------
Net realized and unrealized gain on investments           13,926,246
                                                         -----------

Net increase in net assets resulting from operations     $14,438,635
                                                         ===========

See accompanying notes.

                          State Bond Common Stock Fund

                      Statements of Changes in Net Assets

                                                                YEAR ENDED DECEMBER 31,
                                                                 1995           1994
                                                              --------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                       $   512,389    $   512,647
  Net realized gain on investments                              2,106,098      3,051,234
  Net unrealized appreciation (depreciation)                   11,820,148       (974,788)
                                                              --------------------------
    Net increase in net assets resulting from operations       14,438,635      2,589,093

Distributions to shareholders from:
  Net investment income                                          (507,344)      (509,988)
  Net realized gain                                            (2,106,757)    (3,054,183)
                                                              --------------------------
    Total distributions to shareholders                        (2,614,101)    (3,564,171)

Capital share transactions:
  Proceeds from sales of shares                                 1,624,108      1,409,259
  Proceeds from reinvested dividends                            2,521,416      3,419,979
  Net proceeds from 1,135,278 shares issued in exchange
   for net assets of State Bond Progress Fund (Note 5)                  -      8,605,437
  Cost of shares redeemed                                      (4,832,123)    (4,248,413)
                                                              --------------------------
    Net increase (decrease) in net assets resulting from
     share transactions                                          (686,599)     9,186,262
                                                              --------------------------

Total increase in net assets                                   11,137,935      8,211,184

NET ASSETS
Beginning of period                                            52,703,355     44,492,171
                                                              --------------------------

End of period (including undistributed net investment
  income of $4,835 and overdistributed net investment
  income of $425, respectively)                               $63,841,290    $52,703,355
                                                              ==========================

OTHER INFORMATION
Shares:
  Sold                                                            186,971        177,547
  Issued through reinvestment of dividends                        266,744        444,355
  Net shares from State Bond Progress Fund acquisition                  -      1,135,278
  Redeemed                                                       (549,831)      (531,348)
                                                              --------------------------
    Net increase (decrease)                                       (96,116)     1,225,832
                                                              ==========================

See accompanying notes.

                          State Bond Common Stock Fund

                              Financial Highlights


                                                         YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------
                                            1995       1994       1993       1992       1991
                                           ---------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
 of period                                 $  7.69    $  7.91    $  8.71    $  9.23    $  7.34
Income from investment
 operations:
 Net investment income                         .08        .09        .09        .10        .12
 Net realized and unrealized
  gain (loss) on investments                  2.08        .25        .07       (.03)      2.31
                                           ---------------------------------------------------
 Total from investment
  operations                                  2.16        .34        .16        .07       2.43
Less distributions:
 From net investment income                   (.08)      (.09)      (.09)      (.10)      (.12)
 From net realized gain                       (.32)      (.47)      (.87)      (.49)      (.42)
                                           ---------------------------------------------------
  Total distributions                         (.40)      (.56)      (.96)      (.59)      (.54)
                                           ---------------------------------------------------

Net asset value, end of period             $  9.45    $  7.69    $  7.91    $  8.71    $  9.23
                                           ===================================================

TOTAL RETURN*                                28.14%      4.32%      1.83%      0.74%     33.45%

RATIOS AND SUPPLEMENTAL
 DATA
Net assets, end of period (in
 thousands)                                $63,841    $52,703    $44,492    $46,331    $46,882
Ratio of expenses to average net
 assets                                       1.18%      1.22%      1.22%      1.21%      1.22%
Ratio of net investment income
 to average net assets                         .87%      1.06%      1.05%      1.10%      1.45%
Portfolio turnover rate                          2%        16%**      26%         8%         9%


*  Total returns do not consider the effects of the one time sales charge.
** Does not include the effects of the acquisition of the State Bond Progress
   Fund (Note 5).

                         State Bond Common Stock Fund

                         Notes to Financial Statements

                               December 31, 1995


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The State Bond Common Stock Fund (the "Fund") is the only investment portfolio of State Bond Equity Funds, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund seeks to produce long-term capital appreciation by investing primarily in common stocks.

On June 14, 1995, ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM"). As part of the acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manager of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as are contained in the Fund's prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective June 14, 1995, SBM Financial Services also became the transfer agent for the Fund. Prior to the acquisition SBM functioned as the transfer agent for the Fund.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

INVESTMENTS IN SECURITIES

Securities listed on national securities exchanges are valued at closing market quotations at the end of each day. Unlisted securities are valued at the mean between bid and asked prices as quoted in the over-the-counter market. Short-term securities are valued at cost plus accrued interest, which approximates market value. Security transactions are accounted for on the date the order to buy or sell is executed, and dividends declared but not received are accrued on the ex-dividend date. Realized gains or losses from security transactions are determined on the basis of specific identification.

At December 31, 1995, net unrealized appreciation on a Federal income tax basis was $31,421,298, which is comprised of unrealized appreciation of $32,119,813 and unrealized depreciation of $698,515.

INCOME TAX STATUS AND RELATED MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income and net realized gains. Therefore, no provision for federal or state income taxes is required.

Dividends paid by the Fund from net investment income are taxable as ordinary income on the shareholder's tax return. The portion of the ordinary income dividends (including net short-term capital gains) attributable to the fiscal year ended December 31, 1995, that qualified for the dividends received deduction for corporate shareholders was 100%. The Fund has designated $2,106,098 as a capital gain dividend for the purpose of the dividends paid deduction.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are paid semi-annually. The Fund distributes substantially all of its taxable net realized gain on investment securities annually. Dividends and distributions are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .65% on the first $100 million of average daily net assets of the Fund, .60% on the next $100 million of average daily net assets of the Fund and .55% of the average daily net assets of the Fund in excess of $200 million. In addition, the Fund pays .25% of the average daily net assets to SBM Financial Services under a Rule 12b-1 plan of share distribution. ARM Capital Advisors has voluntarily agreed to reimburse the Fund for expenses (including the advisory fee but excluding taxes) in excess of 1.5% of the first $30 million of the average daily net assets of the Fund and 1.0% of the average daily net assets in excess of $30 million. No such reimbursements were required during the year ended December 31, 1995.

                         State Bond Common Stock Fund

2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES (CONTINUED)

Fees paid to SBM Financial Services for underwriting services in connection with sales of the Fund's capital shares aggregated $47,941 for the fiscal year ended December 31, 1995. Such fees are not an expense of the Fund and are excluded from the proceeds received by the Fund for sales of its capital shares.

Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, and SBM Financial Services.

3. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and proceeds from sales of securities, excluding short-term investments, during the fiscal year ended December 31, 1995, amounted to $1,042,989 and $4,160,414, respectively.

4. CAPITAL SHARES

At December 31, 1995, the Fund had authority to issue ten billion shares of common stock, with a par value of $.00001 each.

5. ACQUISITION OF STATE BOND PROGRESS FUND

On June 24, 1994, the State Bond Common Stock Fund acquired all the net assets of the State Bond Progress Fund pursuant to a plan of reorganization approved by the State Bond Progress Fund shareholders on June 24, 1994. The acquisition was accomplished by a tax-free exchange of 1,135,278 shares of the State Bond Common Stock Fund (valued at $8,605,437) for the 759,974 shares of the State Bond Progress Fund outstanding on June 24, 1994. The State Bond Progress Fund's net assets at that date ($8,605,437), including $3,146,451 of unrealized appreciation on investment securities, were combined with those of the State Bond Common Stock Fund. The aggregate net assets of the State Bond Common Stock Fund and the State Bond Progress Fund immediately before the acquisition were $41,858,580 and $8,605,437, respectively.

                        Report of Independent Auditors

The Board of Directors and Shareholders
State Bond Common Stock Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the State Bond Common Stock Fund (the "Fund") as of December 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1994 and financial highlights for each of the four years in the period ended December 31, 1994 of the State Bond Common Stock Fund were audited by other auditors whose report dated January 23, 1995 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond Common Stock Fund at December 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                /s/ ERNST & YOUNG LLP

Kansas City, Missouri
January 26, 1996

BOARD OF DIRECTORS

William B. Faulkner
President, William Faulkner & Associates, Inc.
Director, State Bond mutual funds

Patrick M. Finley
President, Universal Cooperatives, Inc.
Director, State Bond mutual funds

John Katz
Executive Vice President, Equitable Investment Corporation, retired 1991 Director, State Bond mutual funds

John R. Lindholm
Executive Vice President, ARM Financial Group, Inc.
Chairman, State Bond mutual funds

Chris L. Mahai
Senior Vice President, Strategic Integration, Star Tribune
Director, State Bond mutual funds

Theodore S. Rosky
Executive Vice President and Chief Financial Officer,
Providian Corporation, retired 1992
Director, State Bond mutual funds


                   ----------------------------------------

                               INVESTMENT ADVISER
                           ARM Capital Advisors, Inc.

                              GENERAL DISTRIBUTOR
                          SBM Financial Services, Inc.
                           100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota  56073-0069
                                 1-800-328-4735

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                             Kansas City, Missouri

                   ----------------------------------------




This report is intended for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by the offering prospectus of the Fund, which contains details of sales commissions and other information.


Catalog #001721